WELCOME TO THE
FUTURE OF MEDICINE

USAQ
USA Equities Corp

Enabling Independent Medical Practitioners
& Improving Clinical Outcomes



Forward-Looking Statements & Disclaimers

This presentation contains "forward-looking statements" as that term is defined in Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this presentation that are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations, or intentions regarding the future. These forward-looking statements generally can be identified by phrases such as USA Equities Corp ("USAQ") or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates," or other words or phrases of similar importance.

Such forward-looking statements include, among other things, the development, costs, and results of new business opportunities. Actual results could differ from those projected in these forward-looking statements made as of this presentation date, and we assume no obligation to update any forward-looking statements. Our actual results may differ materially from those stated or implied in such forward-looking statements due to risks and uncertainties associated with our business, including the risk factors disclosed in our public filings. Although we believe that any beliefs, plans, expectations, and intentions in this presentation are reasonable, there can be no assurance that any such beliefs, plans, expectations, or intentions will prove accurate. Investors should review all of the information set forth herein and understand the risk factors and the inherent uncertainties associated with new business opportunities and development stages. Any use of this information for any purpose other than in connection with the consideration of an investment in USA Equities Corp. may subject the user to criminal and civil liability.

This presentation does not constitute an offer to sell any securities or the solicitation of an offer to sell any securities.

USAQ
USA Equities Corp

Key Messages

1. *We are an emerging **medical device technology** and **software-as-service (SaaS) company** that enables independent medical practitioners with digital, value-based tools to **proactively address chronic disease and provide preventive care***

2. *USAQ's business model **generates a high degree of recurring revenue** for the Company and its medical practitioner clients, a large and growing addressable market*

3. *Favorably **aligned with industry growth drivers,** which include the heightened need and acceptance of digital medicine and virtual care, particularly following the COVID-19 pandemic*

4. *Active **pipeline of organic growth opportunities** including expanding product portfolio and distribution channels; **significant long-term potential** to leverage USAQ cost structure*

5. ***Highly energized and experienced management and medical advisory team;** substantial runway of opportunity for shareholders*

USA Equities Corp. – At a Glance

We are a medical device technology and software as a service (SaaS) company focused on enabling medical practitioners with relevant, value-based tools to evaluate and treat chronic diseases.

- **FDA-Cleared diagnostic equipment and products**
- **Scalable, cloud-based digital medicine platform**
- **Universally accepted by Medicare, Medicaid & private insurance companies**

Our primary focus is on independent 'solo' physician practices. There are over 250,000 independent primary care physicians in the US.

Symbol: **USAQ**
Stock Price: **$0.78**
Shares Outstanding: **8.7M**
Market Cap: **$6.8M**
Float: $**1.3M**
Research Coverage:
Litchfield Hills Research



Shipping & Handling 3%
Immunotherapy Treatment 36%
Allergy Diagnostics Kits 61%

Revenue Mix - 2Q21

USAQ Company Milestones

Dec 2019	Acquired **Medical Practice Income, Inc.** for 2.2M USAQ shares
Jun 2020	Introduced **QHSLab**, Software platform to 159 medical practices on a ***Freemium*** use basis
Oct 2020	Entered into an exclusive distribution agreement with **MedScience Research Group, Inc.** to distribute **Allergi*End*®** and **Allergen** immunotherapy system
Nov 2020	Commercial launch of **Allergi*End*®**
Mar 2021	Amended distribution agreement with MedScience Research Group; **Reduction in cost for USAQ**
Jun 2021	Announced acquisition of **Allergi*End*®** method patent, trademark and website for $1.6M in stock and promissory note
Aug 2021	Capital infusion of $750,000 to grow sales and marketing and product development pipeline.
Sep 2021	SEC declares Effective S1 filing.

Digital Medicine Company Focused on the Front Line of Healthcare

USA Equities Team









Troy J. Grogan

President, Chairman & CEO

- Previously appointed by the Minister of Health to one of Australia's largest health systems in Sydney
- Experience as a medical device manufacturer and founder of a workplace wellness company
- Co-developed numerous University-affiliated continuing medical education programs for physicians and healthcare providers

Cindy Cole

Controller

- Over 25 years corporate finance experience ranging from small domestic companies to multi-national corporations
- Previous experience as an auditor with Deloitte & Touche as well as a public company controller

Jesus Davila

Director, Corporate Strategy & Development

- Over 20 years of experience specializing in medical insurance and physician network development
- Coordinated the national development of a medical device manufacturer from start-up to over 500 family medicine recurring-revenue physician customers
- Led business development for WellCare Health Plans, a Medicare sales organization

Jeremy Jacob

Chief Technology Officer

- 20+ years of experience in designing software focused on globally scalable cloud solutions
- Designed software products including personal finance management mobile apps, a cloud-based asset management system, and several apps and web-based solutions for internal enterprise use

Medical & Scientific Advisory Board



Syed A.A. Rizvi, PhD, MBA, MS

- Asst. Professor of Pharmaceutical Sciences, Hampton University
- Author of 167 peer-reviewed articles including 105 journal publications, 2 books,1 US patent; serves on the editorial/expert boards of 77 different journals



Alex Mirakian, MD

- 18 years of experience and Board Certified in Radiation Oncology; previously served as a Fellow with the MD Anderson Cancer Center in Houston, TX,
- Specializes in breast, genitourinary, lung, head and neck, skin and GI cancers



Reza Yavari, MD

- Board certified in Endocrinology, Diabetes and Metabolism
- Recognized leader in the lifestyle management and wellness field as the founder of Beyond Care®, pioneering preventive care and Yale-affiliated diabetes & obesity center



Frederic W. Pullen, II, MD

- Professor, Otolaryngology, at the University of Miami, Miller School of Medicine
- Founder of American Educational Designers (first use of Videotape teaching in medicine), and Allertemp, providing allergy services to physicians' offices throughout south Florida



Marcos Sanchez-Gonzalez, MD, PhD

- 15 years' experience in exercise and cardiovascular physiology
- Contributed as a physiologist to the development of biomedical devices for both scientific research and medical use; Junior Investigator with the National Institutes of Health (NIH) Minority Programs



Frank Lichtenberger, MD, PhD

- Board Certified Internist and Allergy Immunologist; ranked #1 in North Carolina among Allergy/Immunology practitioners for care complexity
- Expertise in the conditions of Primary Immunodeficiency, Hereditary Angioedema and Mast Cell Disorders



Björn Herman, MD, FACS

- Assistant Professor of Otolaryngology at the University of Miami, Miller School of Medicine
- Helped develop Department of Otolaryngology's allergy program and University's satellite clinics in Palm Beach County, FL.



Lauren Fine, MD

- Board Certified Allergist and Immunologist practicing at the VA Center in Miami, Florida
- Assistant Professor of Medical Education at the Kiran C. Patel School of Allopathic Medicine at Nova Southeastern University



Juan Escobar, MD

- 25+ years practicing internal medicine in a clinical setting with strong interest in anti-aging medicine
- Medical Director at NeuroTechnology focused on a technology used to help improve memory, capacity for achievement, and more balanced lifestyle

First Half Year Fiscal 2021 Takeaways

Substantial Revenue and Gross Margin Increase Sequentially

- 2Q21 revenue **grew by 50%** sequentially to approximately **$456,000** compared to 1Q21
- Gross margin improved **160 basis points to 45.5%** versus 1Q21
- Continued momentum through June; expect sequential **increase in gross margin in second half 2021.**

Strengthening Strategic Positioning

- Acquired AllergiEnd method patent, trademark and website from MedScience Research Group regarding Allergi*End*®'s allergy diagnostic and Allergen immunotherapy products for $1.6M in stock and promissory note.
- Raised $750k in growth funding for sales & marketing and product pipeline development.

Expanding Visibility and Deepening Market Penetration

- In March 2021, five USAQ Medical Advisory Board members presented at the inaugural **University of Miami Allergy Diagnostics and Allergen Immunotherapy Virtual CME event**
- Replicated the first CME workshop at the **University of Miami's Miller School of Medicine** on June 26, 2021

Significant Financial and Strategic Progress in Fiscal First Half 2021

Our Operating Model

Our mission is to enhance the quality of life for individuals and populations through physician-directed digital medicine and innovative, AI-enhanced preventive health technologies.



QHSLAB
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Reports
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Your past medical history

Value-Based

USAQ provides the tools that enhance health care for patients while lowering costs to insurance providers and corporate America and allowing physicians to increase their practice revenues.

Patient-Centered

Our products streamline the relationship between physicians and their patients, providing a high-quality experience for patients, and increasing the value provided to them during care.

Time-Saving

Physicians can maximize face-to-face office visits and non-face-to-face patient education while generating additional revenue through reimbursable preventative services.

Prevention-Focused

Our products are designed to promote prevention, early detection, management, and reversal of cardiometabolic and other chronic diseases.

Allergi*End*® Overview

Proprietary product line and **FDA-cleared** diagnostic equipment and products allowing primary care providers to **diagnose and treat** many common chronic allergies in their offices.

- Provides **allergen immunotherapy** for the physician to desensitize positive allergic patients, thereby treating the cause of the allergies, not merely the symptoms.
- Enables the non-allergy specialist physician to **broaden their practices and increase their revenues.**
- **Universally accepted** by Medicare, Medicaid and private insurance companies.





Allergi*End*® System Highlights

- System includes disposable, one-time, **patented skin test applicators** and a unique, **patented test tray** for use with the test applicators.
- Safe, easy to administer, needle-free skin test designed for use in primary care settings.
- Results are available in **15-20** minutes.
- **Allergi*End*® allergen immunotherapies** are pharmacy compounded preparations provided by MedScience's contract pharmacy in response to prescriptions given by the treating physicians.
- Gradual **exposure of allergens** to patients in small doses via subcutaneous injections in the doctor's office or through convenient at-home sublingual oral drops.
- Patient's reaction to allergens **reduced over time**.

Enabling Non-Specialist Practitioners and Improving Allergy Patient Outcomes

QHSLab Overview

A cloud-based software and IT system that scales to allow a *virtually unlimited* number of user sessions to be activated with high availability in most geographic regions.

- Utilizes **machine learning and AI-technology** to engage individuals directly, assesses current conditions, and identifies high-risk lifestyle behaviors resulting in improved clinical outcomes.
- Generates **additional revenue** for medical practitioners through **reimbursable** preventative services**.**
- Provided **QHSLab** to approximately 160 general practice physicians on a test basis in 2020; diagnosed allergic conditions in 374 patients and provided these patients allergen immunotherapy treatment.

Current Tests include:

- Respiratory Prediction Test
- Sino-Nasal Severity Test
- Asthma Control Test
- Medication Use
- Health Behaviors


GENERAL
Your past medical history
NASAL SYMPTOMS
Please rate your allergy problems
No problem
Very mild problem
Mild or slight problem

QHSLab System Highlights

- **Develops a comprehensive and interactive program** for patients that tracks their progress through their medical provider's software and guidance.
- **Integrates** into existing physician and healthcare interventions.
- **Collects and compiles** relevant, empirical data.
- Requires relatively **low-skilled IT involvement** in assessment or patient program development; complete training and customer support available.

Unique, Cloud-based Mobile Patient Assessment and Treatment Solution

Allergies in Primary Care: A Study of the Allergy Management Evaluation Tool

✔ **Research paper is first in a series of studies USAQ is undertaking to help physicians manage chronic conditions such as allergies and asthma with digital and remote therapeutic monitoring solutions**

- Published July 30, 2021 on Consultant360.com, a direct-to-practitioner website designed to provide timely and relevant information to clinicians as to how to profitably improve patient care

✔ **Study focuses on clinician and patient results and feedback from the use of USAQ's Allergy Management Evaluation (AME) tool**

- AME is a custom digital clinician-driven tool developed to assist physicians in identifying and managing common allergic conditions with a focus on preventative care while minimizing in-person patient visits

✔ **Results from the study included:**

- Patients rated the user interface "easy to navigate" and "easy to answer all the questions"
- Clinicians found the patient reports were "easy to interpret" and "useful additions to their patient encounter"
- Future integration of the AME with electronic medical records would be advantageous for managing clinician workflow efficiency


NASAL SYMPTOMS
Have you had any of the the following nasal symptoms in the past few months?
Check all that apply
Running or Stuffy Nose
Sneezing
Itchy Nose
Blocked Nose
NEXT QUESTION

Reinforcing the Attractiveness of Our Targeted Solutions

Leveraging Our Strengths & Competitive Advantages

Product Profile

- **Proprietary product line** and **FDA-cleared** diagnostic equipment
- **Universally accepted** by Medicare, Medicaid and private insurance companies

Robust Technology Platform

- QHSLab Expert System **capable of handling large quantities** of data without compromising accuracy or precision; **highly scalable** for unlimited number of user sessions that can be activated at the same time

Attractive Business Model

- Enabling medical practitioners to keep patients under their care instead of referring them to specialists
- **Generating additional revenue without significant changes** to their existing practices.

Deep Applications and Industry Expertise

- New product development driven by **deep knowledge of customer requirements**

Seasoned Leadership and Advisory Team

- **Synergistic mix of industry experience:** comprehensive medical manufacturing and business development backgrounds

Product Portfolio Favorably Aligned For Growth







✔ **Approximately 60 million Americans are affected by allergic disorders with fewer than 3,000 practicing allergists in the U.S**.

- It is estimated that the number of **full-time-equivalent allergists/immunologists will decline about 7%.**
- Demand for the services these physicians provide is **projected to increase by 35%.**
- **Reimbursements** to primary care physicians **are on the decline.**

✔ **Increasing Acceptance of Telemedicine by Physicians, Insurance Providers, Medicare, Medicaid and Patients**.

- **COVID-19** has accelerated the recognition for **virtual care** and **remote patient monitoring** services.
- **AMA February 2020 survey** indicated approximately 22% of physician responders said they are already using virtual care or remote patient monitoring, up from 12% in 2016. Nearly 31% of doctors say they intend to begin using virtual care or remote patient monitoring.

✔ **Aging Population with Rising Health Needs.**

- **Digital medicine tools** support nutrition, fitness, physical activity and issues about a patient's **quality of life**, such as sleep, worry, stress and depression.

Highly Attractive Business Model

System Cost ROI Reimbursement Analysis - AllergiEnd® Testing Kits

PRODUCT

4200 Test Kit (72 Allergen Panel)

Environmental, Indoor Mold

Billed under **CPT code 95004** x **72** Units

KIT COST: $3,495.00

Includes 42 individual tests = **$83 per test**

Average Allowable:

Payor Type A (Commercial Insurance, Medicare)

Average Reimbursement: $400/test

Payor Type B (Medicaid)

Average Reimbursement: $270/test

PRODUCT

3600 Test Kit (36 Allergen Panel)

Broad Spectrum Foods

Billed under **CPT code 95004** x **36** Units

KIT COST: $1,899.00

Includes 42 individual tests = **$45 per test**

Average Allowable:

Payor Type A (Commercial Insurance, Medicare)

Average Reimbursement: $200/test

Payor Type B (Medicaid)

Average Reimbursement: $135/test

PAYOR TYPE A: ROI

$400 x 42 test = $16,800

Less cost of Test Kit ($3,495)

Net Gain: $13,305

PAYOR TYPE A: ROI

$200 x 42 test = $8,400

Less cost of Test Kit ($1,899)

Net Gain: $7,845

PAYOR TYPE B: ROI

$270 x 42 test = $11,340

Less cost of Test Kit ($3,495)

Net Gain: $7,845

PAYOR TYPE B: ROI

$135 x 42 test = $5,670

Less cost of Test Kit ($1,899)

Net Gain: $3,771

TESTING REIMBURSEMENT: COMBINED 4200 & 3600 PANELS

Payor Type A: **$25,200** Payor Type B: **$17,010**

Minus Start Up testing materials cost: **$5,394**

ROI **4-5x**

Net Revenue per 42 Tests*

$19,806

Net Revenue per 42 Tests*

$11,616


ST-9™ Multiple
CAUTION: Federal law restricts this device to a licensed physician.
AllergiEnd

Clients Can Generate Additional Revenue Without Significant Changes to Existing Practices

Expanding Our Visibility and Market Penetration

- Partnerships with national institutions & management service organizations (MSO's)
- Educating medical practitioners regarding our solutions to enhance patient quality of life as well as driving revenue opportunities for physician's practices
- Increased awareness and level of positive customer feedback from our events



Dr. Yavari to present at the United Nations

MIT Research Grant Finalists Pitch Chronic Disease Cure at the United Nations
Innovative digital coaching solution positioned to tackle worldwide diabetes and obesity epidemics

West Palm Beach, Fla – Board-certified endocrinologist, Reza Yavari, M.D. has teamed with MedScience Research Group of West Palm Beach to empower primary care physicians to better address two of the planet's greatest health care challenges: **obesity and diabetes**. On March 7, 2017 Dr. Yavari will present live at the United Nations, New York City at the Massachusetts of Technology (MIT) sponsored Solve competition along with other challenge finalists from around the world addressing topics of worldwide significance in three categories: Refugee Education; Carbon Contributions; and Chronic Diseases.

UNIVERSITY OF MIAMI

AAAPC
Academy of Allergy & Asthma in Primary Care



Allergy Diagnostics & Allergen Immunotherapy Workshop

Join the University of Miami's Miller School of Medicine Faculty and Allergi*End*® Medical Advisory Board Members for an online, live CME workshop that will combine instruction from expert board certified allergists and ENT specialists, as well as billing and compliance guidance for your practice.

EARN UP TO 10 CME HOURS™ AND A CERTIFICATE OF COMPLETION

LIVE VIRTUAL CONFERENCE
Saturday, June 26, 2021

LESSONS DELIVERED BY LEADING ALLERGY EXPERTS

Frank Lichtenberger, MD, Ph.D
Board Certified Allergy and Immunology

Fredric W. Pullen, II MD, FACS
Professor, vol., Otolaryngology, University of Miami, Miller School of Medicine

Lauren Fine, MD, FAAAAI
Board Certified, Allergy and Immunology, Dr. Kiran C. Patel College of Allopathic Medicine

Syed A. A. Rizvi., Ph.D., MBA, MS.
Department of Pharmaceutical Sciences, Hampton University School of Pharmacy (HUSOP), Hampton, VA, USA

Björn Herman, MD, FACS
Asst. Professor of Otolaryngology, at the University of Miami, Miller School of Medicine

Marcos Sanchez-Gonzalez MD, Ph.D.
Exercise & Cardiovascular Physiology

The Academy of Allergy & Asthma in Primary Care endorses this program, which fits with its mission to support primary physicians in better managing their allergy-suffering patient populations.

UNIVERSITY OF MIAMI DIVISION of CONTINUING & INTERNATIONAL EDUCATION | AllergiEnd | AAAPC | UHealth UNIVERSITY OF MIAMI HEALTH SYSTEM | UNIVERSITY OF MIAMI MILLER SCHOOL of MEDICINE

Executing On Our Growth Strategy

Growing Recurring Revenue Base

- Increasing the number of medical practitioners utilizing our point-of-care and digital medicine services, growing our revenue per client metric
- Future distribution channels include management service organization (MSO) partnerships, licensed nurse practitioners in private practices, and workplace health clinics

Expanding Product Portfolio

- Additional point-of-care diagnostic, digital medicine and treatments that PCPs can use, prescribe and be reimbursed for under existing government and private insurance programs

Increasing Industry Visibility

- Increasing number of company/university-sponsored medical conferences to introduce and educate members of the medical community about the technology and revenue opportunities available

Growing Our Client Base, Product Portfolio and Industry Visibility

Key Takeaways

Emerging growth, medical device technology and software company enabling independent practice physicians and medical practitioners with digital, value-based and point-of-care tools to proactively address chronic disease and provide preventive care.

USAQ's business model generates a high degree of recurring revenue for the Company and its medical practitioner clients, a **large and growing addressable end market**

Favorably aligned with industry growth drivers including the heightened need and acceptance of **digital medicine and virtual care**, particularly following **COVID-19 pandemic**

Active pipeline of organic growth opportunities including expanding product portfolio and distribution channels; **significant long-term potential** to leverage USAQ cost structure

Highly energized and experienced management and medical advisory team with substantial runway of opportunity for shareholders

USAQ
USA Equities Corp